UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2017

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 1, 2017 the board of directors (the “Board”) of HealthEquity, Inc. (the “Company”) announced the appointment of Gayle Wellborn as a member of the Board, effective as of August 1, 2017, to fill one of the vacancies resulting from Michael O. Leavitt’s and Manu Rana’s respective resignations from the Board.
There is no arrangement or understanding between Ms. Wellborn or any other person and the Company or any of its subsidiaries pursuant to which she was appointed as a member of the Board. In addition, there are no transactions between Ms. Wellborn or any of her immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.
Ms. Wellborn will receive the standard director compensation that the Company provides to its non-employee directors pursuant the Company’s Non-Employee Director Compensation Policy. Consistent with the terms of the Non-Employee Director Compensation Policy, the Company granted Ms. Wellborn an initial equity award, effective as of the date of her appointment, which will vest ratably over three years on each of the first three anniversaries of such date. In addition, Ms. Wellborn will receive cash compensation and additional annual equity awards in accordance with the terms and conditions of the Non-Employee Director Compensation Policy. Ms. Wellborn will also enter into the Company’s standard form of indemnification agreement, the form of which has been previously filed with the Securities and Exchange Commission.
The foregoing summary of the Non-Employee Director Compensation Policy does not purport to be complete and is qualified in its entirety by the full text of the Non-Employee Director Compensation Policy, as amended, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on June 9, 2016, and is incorporated herein in its entirety by reference.

Item 7.01 Regulation FD Disclosure.
A copy of the Company’s press release announcing the appointment of Ms. Wellborn to the Board is attached hereto as Exhibit 99.1. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
Exhibit
Number    Description of Exhibit

99.1	Press Release issued by HealthEquity, Inc. on August 1, 2017
10.1*	Form of Indemnification Agreement
*	Previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on July 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: August 1, 2017	By:	/s/ Darcy Mott
	Name:	Darcy Mott
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit no.	Description
99.1	Press Release issued by HealthEquity, Inc. on August 1, 2017